                                                                  EXHIBIT 10.264

                 SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

[KOMATSU FINANCIAL LOGO]

                                                            ACCOUNT NO._________

Subject to the Terms and Conditions herein contained, the Seller hereby agrees to sell, and the Buyer having been quoted and offered both a cash sale price, payable immediately or within a limited number of days, and a contract time price which permits the Buyer to purchase the property now but pay in installments over an extended period of time, hereby agrees to buy, the following described property ("property")on a contract time price basis set forth below. The Contract time price is more than the cash sale price because it includes charges by the Seller to compensate the Seller for having to wait a period of time before collecting its full purchase price and for taking a risk in waiting such period of time. The property is to be used only for commercial or business purposes, includes all accessories and attachments, and shall, except as permitted by Paragraph 7 on page 4 hereof, be located at Buyer's Address set forth immediately below.

Seller's Information    KOMATSU EQUIPMENT COMPANY         Quote            385
                        3825 LOSEE ROAD                   Number:
                        NORTH LAS VEGAS, NV 89030

BUYER'S INFORMATION
MEADOW VALLEY CONTRACTORS INC. Physical Location:     4411 S. 40TH STREET SUITE
P.O. BOX 60726                                         D-11'
PHOENIX, AZ 85082                                     PHOENIX, AZ 85040

                               County:                MARICOPA
602-437-5400                   State Charter Number:
                               State of Registration:
County:     MARICOPA           Tax ID:                88-0171959
Telephone:  602-437-5400

                                                   PROPERTY DESCRIPTION
Make             Model            Type            Description                                  Serial No.       Price
Used Komatsu     PC228US-3        Hydraulic       KE#  6930 2003 Model with Quick Coupler w/   30259            $165,775.54
                                  Excavator       24" bucket s/n, 1052 KE# 33559

                                     TRADE-IN DESCRIPTION
Year    Make     Model     Type      Description       Serial No.    Allowance     Amt. Owed      Net Trade

                     SCHEDULE OF PAYMENTS                            STATEMENT OF TRANSACTION
--------------------------------------------------------------   ---------------------------------    -----------   -----------
BUYER AGREES TO PAY SELLER, OR IF THIS CONTRACT IS ASSIGNED,     1. Sales Price                                     $165,775.54
TO ASSIGNEE OF SELLER, THE 'TOTAL OF PAYMENTS' (ITEM 10) IN      2. Delivery, Installation, Repair    $      0.00
ACCORDANCE WITH THE FOLLOWING SCHEDULE. PAYMENTS IN                 (or Other Service Charges)
NUMBER AND AMOUNT ARE DUE EACH SUCCESSIVE MONTH ON THE SAME      3. Sales Tax                         $ 10,165.17
DAY AS THE STARTING DATE, OR AS INDICATED BELOW.
                                                                 4. Cash Price (1+2+3)                              $175,940.71
Payments  Start Date  End Date  Payment              Total       5. a. Cash Down Payment              $ 30,240.00
   36      5/5/2004   4/5/2007  $4,382.06          $157,754.16      b. Net Trade-In                   $      0.00
   --                                              -----------
   36                           Total of Payments  $157,754.16      c. Less Insurance                 $      0.00
                                                                       Total Down Payment (5a+5b-5c)                $ 30,240.00
                                                                 6. Net Cash Price (4 - 5)                          $145,700.71
                                                                 7. a. Lien & Filing Fees             $      0.00
                                                                    b. Other Fees                     $  7,314.00
                                                                       Total Other Charges                          $  7,314.00
                                                                 8. Amount Financed (6 + 7)                         $153,014.71
                                                                 9. Finance Charge (1.99%)                          $  4,739.45
                                                                 10. Total of Payments (8 +9)                       $157,754.16
                                                                                                                    -----------
                                                                 11. Total Time Price (4 + 7+ 9)                    $187,994.16

Date finance charge begins to accrue (if different than contract date)

KF524R (05/03)  ORIGINAL FOR SELLER (IF ASSIGNED, FOR KOMATSU   BUYER'S INITIALS
                         FINANCIAL LIMITED PARTNERSHIP)         [              ]

                 SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

[KOMATSU FINANCIAL LOGO]

                                                             ACCOUNT NO.________

                     Insurance Coverage                         Buyer Place Of Business and Other Buyer Information
---------------------------------------------------------------------------------------------------------------------
LIABILITY INSURANCE COVERAGE FOR BODILY IN JURY                IF BUYER'S ACTUAL CHIEF  PLACE  OF BUSINESS (CHIEF
AND PROPERTY DAMAGE CAUSED TO OTHER IS NOT                     EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS)
INCLUDED IN THIS AGREEMENT.                                    IS IN A STATE OTHER THAN STATE WHERE THE PROPERTY IS
                                                               LOCATED (AS SET FORTH ON PAGE 1), SPECIFY ACTUAL CHIEF
                                                               PLACE OF BUSINESS.

Physical Damage Insurance Covering The Property is Required.
                                                               Physical Location:
BUYER HAS OBTAINED INSURANCE THROUGH THE INSURANCE
AGENCY LISTED BELOW OR ON FORM KF543R, SUBMITTED WITH THIS
CONTRACT.

  Agency Name:                                                 BUYER DOES NOT HAVE PLACES OF BUSINESS IN MORE THAN
  Mailing Address:                                             ONE COUNTY IN THE STATE WHERE PROPERTY IS LOCATED.

                                                               THIS SALE IS CONTINGENT UPON FINANCING ON TERMS WHICH
                                                               ARE SATISFACTORY TO THE PARTIES.

  Contact:                                                     IF DATE OF DELIVERY IS DIFFERENT THAN EFFECTIVE DATE
                                                               SHOWN BELOW, SHOW ACTUAL DELIVERY DATE:
  Phone:

                           PARTNER NAMES AND ADDRESSES
Name                                Address                               Tax ID

DELINQUENCY CHARGE: After maturity, each installment shall bear charges at the highest rate permitted by law, but not to exceed 1.5% per month. Buyer also agrees to pay all expenses, including reasonable attorney's fees, incurred in the collection and enforcement, by suit or otherwise, of any amount payable under this contract.

SECURITY INTEREST: In order to secure payment of the indebtedness contained herein or incurred hereunder, Seller hereby retains, and Buyer hereby grants, a purchase money security interest under the Uniform Commercial Code in and to the above described property sold hereunder, together with all replacements, substitutions, additions, attachments, repairs, accessions and proceeds, including amounts payable under any insurance policies with respect thereto. Buyer hereby authorizes Seller to file one or more financing statements and/or a carbon or reproduction of this contract as a financing statement. Buyer hereby authorizes Seller or its assigns to sign and execute on its behalf any and all necessary UCC-1 forms to perfect the security interest herein granted to Seller.

LOCATION OF PROPERTY: Buyer and Seller agree that regardless of the manner of affixation, the property shall remain personal property and not become part of the real estate. Except as permitted by Paragraph 7, Buyer agrees to keep the property at the location set forth herein, and will notify Seller promptly in writing of any change in the location of the property within such State, but will not remove the property from such State without the prior written consent of Seller (except that in the State of Pennsylvania, the property will not be moved from the above location without such prior written consent).

ENTIRE AGREEMENT: BUYER agrees that this contract including the ADDITIONAL TERMS AND CONDITIONS PRINTED ON Page 3-5 hereof, which he has read and to which he agrees, contains the entire agreement relating to the conditional sale of the property and supersedes all previous contracts and agreements between Buyer and Seller relating to the order or sale of the property. This contract is not binding upon Seller, unless signed by the manager of Seller or owner.

NOTICE TO BUYER: 1. DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS BLANK SPACES. 2. YOU ARE ENTITLED TO AN EXACT AND COMPLETELY FILLED-IN COPY OF THE CONTRACT YOU SIGN. 3. UNDER LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (a) TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND OBTAIN A PARTIAL REFUND OF ANY UNEARNED FINANCE CHARGE; (b) TO REDEEM THE PROPERTY IF REPOSSESSED FOR A DEFAULT; AND (c) TO REQUIRE, UNDER CERTAIN CONDITIONS, A RESALE OF THE PROPERTY IF REPOSSESSED. 4. IF YOU DESIRE TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE, THE AMOUNT OF THE REFUND YOU ARE ENTITLED TO, IF ANY, WILL BE FURNISHED UPON REQUEST. 5. KEEP THIS CONTRACT TO PROTECT YOUR LEGAL RIGHTS.

 BUYER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS CONTRACT SIGNED BY SELLER

Buyer:  MEADOW VALLEY CONTRACTORS INC.    Effective Contract Date:   4/5/2004

By:             Title:                    Salesman's Signature: ________________
______________________________________

Co-Signer:                                Signature For ________________________
______________________________________
By:          Title:                       Seller Approval:
______________________________________

KF524R (05/03)  ORIGINAL FOR SELLER (IF ASSIGNED, FOR KOMATSU  Buyer's  Initials
                         FINANCIAL LIMITED PARTNERSHIP)        [_______________]

[KOMATSU FINANCIAL LOGO]

                 SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

                                                            ACCOUNT NO._________

Conditional Terms and Conditions:

1. ASSIGNMENT BY SELLER; WAIVER OF DEFENSES AGAINST ASSIGNEE:

Seller may hold this contract or it may assign it for value to Komatsu Financial Limited Partnership (hereinafter referred to as "KF"). If Seller does in fact assign this contract to KF then after such assignment: a) KF as assignee, shall have all the rights and remedies of Seller hereunder and all of Buyer's agreements, representations and warranties shall be deemed to have been made to KF with the same force and effect as if KF were an original party hereto; b) Seller shall not be KF's agent for any purposes; c) Seller shall not have any power or authority to change or modify this contract or any related document or instrument in any way (except any relevant warranty or service agreement which is exclusively between Seller and Buyer and shall not bind KF or affect any of Buyer's or KF's rights or obligations under this contract); d) Buyer will settle all claims, defenses, set-offs and counterclaims of any nature, it may have against Seller, including but not limited to delivery of property, defects in the property and the like, directly with Seller, and not set up any such claim, defense, set-off or counterclaim against KF. Seller hereby agreeing to remain responsible therefor.

2. WAIVER OF DEFENSES ACKNOWLEDGMENT; PLACE OF PAYMENT:

Buyer acknowledges that: KF has no knowledge or information as to the condition or suitability for Buyer's purposes of the property, and KF's decision to purchase this contract from Seller, if so offered, will be made in reliance on Buyer's warranties, agreements and covenants herein, including Buyer's express agreement not to assert against KF any claims, defenses, set-offs or counterclaims it may now or in the future have against Seller named on page 1 hereof. If this contract is assigned to KF then after assignment to KF, Buyer will make all payments directly to KF at such places as KF may from time to time designate in writing to Buyer.

3. BUYER'S WARRANTIES AND REPRESENTATIONS:

Buyer warrants, represents and covenants; a) that Buyer is justly indebted to Seller for the full amount of the foregoing indebtedness; b) that except for the security interest granted hereby the property is free from and will be kept free from all liens, claims, security interests and encumbrances; c) that no financing statement covering the property or any proceeds is on file in favor of anyone other than Seller but if such other financing statement is on file, it will be terminated or subordinated; d) that all information supplied and statements made by Buyer in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this contract with respect to this transaction are and shall be true, correct, valid and genuine; e) Buyer has full authority to enter into this contract and in so doing it is not violating any law or regulation or agreement with third parties, and it has taken all such action as may be necessary or appropriate to make this contract binding upon it.

4. EVENTS OF DEFAULT; ACCELERATION:

A very important element of this contract is that Buyer make all its payments promptly as agreed upon. Also essential is that the property continue to be in good condition and adequate security for the indebtedness. The following are events of default under this contract which will allow Seller to take such action under this Paragraph and under Paragraph 5 as it deems necessary:

(a) any of Buyer's obligations to Seller under any agreement with Seller is not paid promptly when due:

(b) Buyer breaches any warranty or provision hereof, or of any other instrument or agreement delivered by Buyer to Seller in connection with this or any other transaction;

(c) Buyer dies, becomes insolvent or ceases to do business as a going concern;

(d) it is determined Buyer has given Seller false information of a substantial nature regarding its financial condition;

(e) any of the property is lost or destroyed;

(f) a petition in bankruptcy or for arrangement or reorganization be filed by or against Buyer or Buyer admits its inability to pay its debts as they mature;

(g) property of Buyer be attached or a receiver be appointed for Buyer;

(h) whenever Seller in good faith believes the prospect of payment or performance is impaired or in good faith believes the property is insecure;

(i) any guarantor, surety or endorser for Buyer defaults in any obligation or liability to Seller or any guaranty obtained connection with this transaction is terminated or breached.

IF BUYER SHALL BE IN DEFAULT HEREUNDER, THE INDEBTEDNESS HEREIN DESCRIBED AND ALL OTHER DEBTS THEN OWING BY BUYER TO SELLER UNDER THIS OR ANY OTHER PRESENT OR FUTURE AGREEMENT SHALL, IF SELLER SHALL SO ELECT, BECOME IMMEDIATELY DUE AND PAYABLE.

This acceleration of all indebtedness, if elected by Seller, shall be subject to all applicable laws, including laws as to rebates and refunds of unearned charges.

5. SELLER'S REMEDIES AFTER DEFAULT; CONSENT TO ENTER PREMISES:

So long as any obligations are owed by Buyer to Seller hereunder, Seller shall have all the rights and remedies provided by this contract and provided a secured party under the Uniform Commercial Code and any other applicable law. After default by Buyer, Seller's rights and remedies include but are not limited to a number of choices. Buyer acknowledges that if it defaults Seller is justly entitled to do whatever the law allows to avoid loss to itself and also to obtain for itself the benefit of the bargain under this contract.

Consequently, Buyer agrees that Seller, among its other rights and remedies, may itself or through its agent enter the premises or upon the land where the property is located and without removing the property render any equipment which is part of the property unusable and/or take possession of the property without notice to anyone or without judicial process of any kind, provided such self-help is done without breach of the peace (meaning actual or threatened violence to a person at the time of repossession). In order to afford itself of these and related remedies, Seller must be able to enter the premises or land in or upon which the property is located.

KF524R (05/03)  ORIGINAL FOR SELLER (IF ASSIGNED, FOR KOMATSU   BUYER'S INITIALS
Page 3 of 5              FINANCIAL LIMITED PARTNERSHIP)         [______________]

[KOMATSU FINANCIAL LOGO]

                 SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

                                                            ACCOUNT NO._________

BUYER THEREFORE AGREES THAT SELLER BY ITSELF OR THROUGH ITS AGENT MAY, WITHOUT NOTICE TO ANY PERSON AND WITHOUT JUDICIAL PROCESS OF ANY KIND, ENTER INTO ANY PREMISES OR UPON ANY LAND (INCLUDING ACCESS ROADS AND RIGHTS OF WAY) OWNED, LEASED OR OTHERWISE UNDER THE REAL OR APPARENT CONTROL OF BUYER OR ANY AGENT OF BUYER WHERE THE PROPERTY MAY BE OR WHERE SELLER BELIEVES THE PROPERTY MAY BE, AND USING ANY REASONABLE FORCE WITH RESPECT TO THE PROPERTY AND ANY PROPERTY CONNECTED TO THE PROPERTY, DISASSEMBLE, RENDER UNUSABLE, DISCONNECT AND SEPARATE ALL PROPERTY FROM ANY OTHER PROPERTY AND/OR REPOSSESS AND REMOVE ALL OR ANY ITEM OF THE PROPERTY.

Buyer will not hinder or delay Seller or its agent in any way and will, if requested, assist Seller or its agent in disassembling and/or removing the property. Seller may require Buyer to assemble the property and return it to Seller at a place to be designated by Seller which is reasonably convenient to both parties. Buyer expressly waives all further rights to possession of the property after default and all claims for damages related to such removal, disassembling, entering and/or repossession. The security interest granted hereby shall continue effective irrespective of any retaking and redelivery of the property to Buyer until all amounts secured hereby are fully paid in money.

Unless Buyer otherwise agrees in writing after default and unless the property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Seller will give Buyer reasonable notice of the time and place of any public sale of the property or reasonable notice of the time after which any private sale or other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Buyer shown herein at least ten days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorneys' fees and other legal expenses. Buyer understands that Seller's rights are cumulative and not alternative and that Buyer will remain fully liable for any deficiency remaining after disposition of the property.

6. WAIVER OF DEFAULTS; AGREEMENTS INCLUSIVE:

Seller may in its sole discretion waive a default or cure a default at Buyer's expense. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this contract shall bind Seller (after assignment, "Seller", as stated above means "KF") unless in writing signed by Seller. No oral agreement shall be binding.

7. BUYER'S AGREEMENTS:

Buyer agrees; a) to defend at Buyer's own cost any action, proceeding or claim affecting the property; b) to pay reasonable attorneys' fees and other expenses incurred by Seller in enforcing its rights after Buyer's default: c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the property or this contract and this obligation shall survive the termination of this contract; d) that if a certificate of title be required or permitted by law, Buyer shall obtain such certificate with respect to the property, showing the security interest of Seller thereon, and in any event do everything necessary or expedient to preserve or perfect the security interest of Seller; e) that Buyer will not misuse, fail to keep in good repair, secrete, or, except as provided in the remaining sentences of this Paragraph 7, without the prior written consent of Seller, and notwithstanding Seller's claim to proceeds, sell, rent, lend, encumber or transfer any of the property; f) that Seller may enter upon Buyer's premises or wherever the property may be located at any reasonable time to inspect the property. Buyer may lease the property in the ordinary course of Buyer's business and, in each instance, only on an arms-length basis upon the terms hereinafter set forth. In the event that Buyer leases the property to an affiliate of Buyer, the lease agreement between Buyer and such affiliate shall provide that such lease agreement is subordinate to this Contract.

To further secure payment of the indebtedness contained herein or incurred thereinafter, Buyer agrees to assign and hereby pledges, assigns and grants to Seller a security interest in the following collateral (collectively called "Additional Collateral"); all leases of the Property ("Leases"), other chattel paper, accounts, contract rights, documents, instruments and general intangibles, including all guaranties thereof, now existing or hereafter arising with respect to the Property (collectively with the Leases called the "Documents"); all rental payments and other amounts due or to become due under the Documents and all other cash and non-cash proceeds of the Property and the Documents (collectively called "Revenues"); all rights under and benefits of the terms, covenants and provisions of the Documents; and all legal and other remedies available for enforcement of the terms, covenants and provisions of the Documents. No Lease shall relieve Buyer of any of its obligations to Seller under Contract, and the aforesaid assignment of and security interest granted in the Documents and other Additional Collateral shall not be construed as authorizing Buyer to do anything with the Property other than to lease the same in accordance with the terms of this Contract. Buyer agrees that Seller does not, by this Contract or otherwise, assume any of the obligations of Buyer under any Lease or other Documents. Buyer agrees, upon the request of Seller, from time to time (a) to deliver to Seller any or all Documents and (b) to execute and deliver to Seller any and all further instruments and documents, including, without limitation, separate assignments and financing statements, which Seller deems necessary or desirable to obtain the full benefits of the assignment, rights, interests and powers herein granted.

Buyer hereby grants to Seller the right (in Buyer's name or otherwise, and without affecting Buyer's obligations to Seller) during the continuance of an event of default under Paragraph 4: to demand, receive, compromise, extend the time of payment of, or give discharge for, any and all Revenues; to endorse any checks or other instruments or orders in connection with the Revenues; and to file any claims or take such actions or institute such proceedings as Seller may deem necessary or advisable to protect Seller's interest. Buyer shall have no authority during the continuance of an event of default under Paragraph 4 to, and will not, during such period of time without Seller's prior written consent, accept collections, repossess, substitute or consent to the return of the Property or modify the terms or provisions of the Documents.

KF524R (05/03)  ORIGINAL FOR SELLER (IF ASSIGNED, FOR KOMATSU   BUYER'S INITIALS
Page 4 of 5              FINANCIAL LIMITED PARTNERSHIP)         [______________]

[KOMATSU FINANCIAL LOGO]

                 SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

                                                            ACCOUNT NO._________

Buyer agrees, upon the request of Seller, during the continuance of an event of default under Paragraph 4 (i) to notify all obligors under the Documents of the interest of Seller or its assigns, and (ii) to direct all obligors under the Documents to pay all Revenues directly to Seller. Buyer further agrees, upon request of Seller, to forward promptly to Seller all notices received by Buyer from any of the obligors under the Documents. Buyer agrees and warrants that: if required by Seller, all Leases shall provide that obligors under the Documents shall waive all rights to any defenses, set-offs and counterclaims as against Seller; if required by Seller, each lessee shall acknowledge and agree (or the Lease shall provide) that lessee's rights to the Property are subject and subordinate to all of the terms of this Contract, including, without limitation, Seller's right to possession of the Property after the occurrence of an event of default under this Contract; there are and will be no purchase option or rights of third persons in or to the property or the Additional Collateral, except as approved by Seller in writing; the Property is and will remain personal property; and the Property and the Additional Collateral are and will be free from all liens and encumbrances other than Seller's. Buyer further agrees that it will notify Seller upon learning of any material damage to or destruction of any of the Property. Buyer will not remove the Property or permit any lessee of the Property to remove the Property from those states where Seller has agreed in writing the Property may be located. Buyer's chief executive office and principal place of business are at Buyer's address as set forth on pages 1 and/or 2 of this Contract unless otherwise set forth herein, and Buyer agrees to notify Seller promptly of any change of such address(es). Buyer shall cause each lessee of Property to permit Seller to visit and inspect the Property on such lessee's premises or on any other premises where such lessee has control. Buyer warrants, represents and covenants that (i) Buyer's true and correct legal name is as set forth on page 1 of this Contract and (ii) Buyer will not do any of the following without prior written notice to Seller; change its legal name, merge or consolidate with or into any other entity, change its type of business organization or change the jurisdiction of its organization.

8. INSURANCE AND RISK OF LOSS: LIABILITY INSURANCE COVERAGE FOR BODILY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED HEREIN.

All risk of loss of, damage to or destruction of the property shall at all times be on Buyer. Buyer will procure forthwith and maintain fire and theft insurance with extended or combined additional coverage on the property for the full insurable value thereof for the life of this contract plus such other insurance as Seller may specify, and promptly deliver each policy to Seller with a standard long form endorsement attached showing loss payable to Seller or assigns as respective interests may appear. Seller's acceptance of policies in lesser amounts of risks shall not be a waiver of Buyer's foregoing obligation. In the event that the property damage insurance required hereby shall be issued through the Agency as provided in the Insurance Coverage section on the second page of this Contract (such insurance obtained through the Agency, the "Insurance") and any portion of the cash down payment and trade-in equipment allowance set forth in the Trade-In Equipment Description section of the first page of this Contract shall be allocated to the payment of the premium for the insurance indicated in section 5c of the first page of this Contract. Seller agrees that the portion of the Cash and Trade-in allowance to be allocated to the payment of the premium on the Insurance shall constitute monies to be paid by Seller on behalf of Buyer to pay such premium. Buyer directs that such portion of such cash down payment and allowance be used by Seller to promptly pay on behalf of Buyer the premium on the Insurance. Buyer acknowledges that (i) Buyer has the option of furnishing the insurance required by this Section 8 through an agent or insurer of Buyer's choice and (ii) Seller merely informed Buyer of an insurance agent which dealt with insurance of the type required by this Contract and aided Buyer in completing the application form for the insurance. Buyer agrees that Seller may from time to time communicate directly with the Agency and the insurer with respect to the Insurance. As additional security for the payment of the indebtedness owing by Buyer under this Contract, Buyer hereby grants to Seller a first priority security interest in the Insurance and all rights of Buyer with respect to the insurance (including, without limitation, the right to cancel the insurance and all rights to Buyer relating to unearned premiums and dividends which may be payable on or in respect of the Insurance).

Buyer represents, warrants and agrees that it has not heretofore assigned or transferred and will not assign or transfer any or all of its interest in the Insurance, except in favor of Seller. In addition to any and all other rights and remedies available to Seller under this Contract, applicable law or otherwise, upon and after the occurrence of an event of default under this Contract, Buyer agrees that Seller may cancel the Insurance and receive on behalf of Buyer the unearned insurance premium and dividends thereon. Such unearned insurance premium and dividends shall be applied by Seller to the payment of the amounts owing by Buyer to Seller under this Contract (and Buyer so directs that Seller make such application). Buyer hereby constitutes and appoints Seller as Buyer's attorney-in-fact with full authority upon and after the occurrence of an event of default under this Contract to cancel the Insurance, to receive (and give receipt for) monies payable with respect to the Insurance as a result of such cancellation and to endorse Buyer's name on any check, draft, or other form of payment for all monies that may become due from the Insurer with respect to any such cancellation.

The foregoing power of attorney, being coupled with an interest, is irrevocable until all obligations of Buyer under this Contract have been paid in full. Buyer hereby releases Seller of any liabilities, claims, demands, obligations, costs and expenses now or hereafter incurred by Buyer in any way relating to the Insurance, except for the failure of Seller to make the payment on the insurance premium with respect to the Insurance as provided above and except for the gross negligence or willful misconduct of Seller. Seller assumes no liability as an insurer. Buyer acknowledges and agrees that the insurer and the Agency may conclusively rely on the agreements made by the Buyer in this Contract (including, without limitation, the direction of Buyer for Seller to pay on behalf of Buyer all or a portion of the insurance premium on the Insurance, the right of Seller to communicate from time to time directly with the Agency and insurer and the power of attorney herein provided in favor of Seller in order to cancel the Insurance) and shall have no liability to Buyer for relying on this Contract (including, without limitation, with respect to such power of attorney). Buyer acknowledges that neither the insurer nor the Agency shall be required to determine whether an event of default exists under this Contract in order to honor such power of attorney and the insurer and the Agency may conclusively rely on any statement given by Seller with respect to any such cancellation.

9. MISCELLANEOUS:

Buyer waives all exemptions. Seller may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Buyer acknowledges receipt of a true copy and waives acceptance hereof. "Buyer" and "Seller" as used in this contract also mean "debtor" and "secured party" respectively and include heirs, executors, or administrators, successors or assigns to those parties. If more than one Buyer executes this contract, their obligations under this contract shall be joint and several.

KF524R (05/03)  ORIGINAL FOR SELLER (IF ASSIGNED, FOR KOMATSU   Buyer's Initials
                         FINANCIAL LIMITED PARTNERSHIP)         [______________]

Page 5 of 5